SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 19, 2005
AZTAR CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-5440 (Commission File Number)	86-0636534 (I.R.S. Employer Identification Number)
2390 East Camelback Road, Suite 400, Phoenix, Arizona (Address of principal executive offices)		85016 (Zip Code)
Registrant's telephone number, including area code (602) 381-4100
Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On April 19, 2005, the Board of Directors of Aztar Corporation appointed Gordon M. Burns, a current Director, as the independent Lead Director. In addition to his normal Board of Directors fees, Mr. Burns will be paid an additional fee of $10,000 per year for additional services as Lead Director.

The Lead Director shall have authority to call meetings of the independent directors, shall preside over scheduled meetings of the independent directors, and shall perform other functions as directed by the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AZTAR CORPORATION NEIL A. CIARFALIA Neil A. Ciarfalia Chief Financial Officer, Vice President and Treasurer

Date:  April 19, 2005